UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2009 (December 15, 2009)

TETON ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-31679	84-1482290
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 17th Street, Suite 1600 North Denver, CO	80202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 565-4600

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION ABOUT FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K of Teton Energy Corporation (“Teton,” the “Company,” “we,” “us” or “our”), and the documents incorporated herein by reference, contain both historical and “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements, written, oral or otherwise made, represent the Company’s expectation or belief concerning future events. All statements, other than statements of historical fact, are or may be forward-looking statements. For example, statements concerning projections, predictions, expectations, estimates or forecasts, and statements that describe our objectives, future performance, plans or goals are, or may be, forward-looking statements. These forward-looking statements reflect management’s current expectations concerning future results and events and can generally be identified by the use of words such as “may,” “will,” “should,” “could,” “would,” “likely,” “predict,” “potential,” “continue,” “future,” “estimate,” “believe,” “expect,” “anticipate,” “intend,” “plan,” “foresee,” and other similar words or phrases, as well as statements in the future tense.

Forward-looking statements involve known and unknown risks, uncertainties, assumptions, and other important factors that may cause our actual results, performance, or achievements to be different from any future results, performance and achievements expressed or implied by these statements. The following important risks and uncertainties could affect our future results, causing those results to differ materially from those expressed in our forward-looking statements:

•	our inability to continue business operations during the Chapter 11 proceeding;
•	our ability to obtain court approval of our plan of reorganization and various other motions we have filed and expect to file as part of the Chapter 11 proceeding;
•	our ability to consummate our plan of reorganization as currently planned;
•	risks associated with third party motions in the Chapter 11 proceeding, which may interfere with our reorganization as currently planned;
•	our ability to close the Plan Sponsorship Agreement;
•	the potential adverse effects of the Chapter 11 proceeding on our liquidity and results of operations;
•	our ability to retain and motivate key executives and other necessary personnel while seeking to implement our plan of reorganization;
•	General economic and political conditions, including governmental energy policies, tax rates or policies, inflation rates and constrained credit markets;
•	The market price of, and supply/demand balance for, oil and natural gas;
•	Our success in completing development and exploration activities, when and if we are able to resume those activities;
•	Expansion and other development trends of the oil and gas industry;
•	Acquisitions and other business opportunities that may be presented to and pursued by us;
•	Our ability to integrate our acquisitions into our company structure; and
•	Changes in laws and regulations.

These factors are not necessarily all of the important factors that could cause actual results to differ materially from those expressed in any of our forward-looking statements. Other factors, including unknown or unpredictable ones could also have material adverse effects on our future results.

The forward-looking statements included in this Current Report are made only as of the date set forth on the front of the document. We expressly disclaim any intent or obligation to update any forward-looking statements to reflect new information, subsequent events, changed circumstances, or otherwise.

Item 1.01 Entry into a Material Definitive Agreement.

On December 15, 2009, Teton Energy Corporation, a Delaware corporation, and its subsidiaries (collectively, “Teton”), conducted a bankruptcy auction for the sale of Teton and/or substantially all of its assets, pursuant to the Order (I) Approving Bidding Procedures for the Transfer of Substantially All of the Debtors’ Assets Through a Chapter 11 Plan of Reorganization, (II) Approving Certain Bidding Protections, and (III) Scheduling an Auction, entered by the Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). At the conclusion of the auction, Caerus Oil and Gas LLC, a Delaware limited liability company (“Caerus”) was selected as the prevailing bidder.  There are no relationships between Teton or its affiliates and Caerus, other than with respect to the auction.

As previously disclosed, in connection with the filing by Teton of voluntary petitions for reorganization proceedings under Chapter 11 of the United States Code, in the Bankruptcy Court on November 8, 2009 (Case No. 09-13946 et seq.), Teton established an auction process to effect the sale of Teton and/or its assets.  As a result of the auction held on December 15, 2009, Teton and Caerus will enter into a plan sponsorship agreement (the “Caerus Plan Sponsorship Agreement”) to be effective as of December 15, 2009.   A copy of the Caerus Plan Sponsorship Agreement will be filed with the Securities and Exchange Commission when it becomes available.  Except as set forth below, the Caerus Plan Sponsorship Agreement is expected to contain substantially the same terms as the previously reported plan sponsorship agreement (the “Rise Plan Sponsorship Agreement”) with Rise Energy Partners II, LLC, a Delaware limited liability company (“Rise”), pursuant to which, subject to higher and better offers at auction, Rise had agreed to fund Teton’s emergence from reorganization, all existing equity interests in Teton would have been cancelled, and Teton’s organizational form would have been converted from a Delaware corporation to a Delaware limited liability company.

Pursuant to the Caerus Plan Sponsorship Agreement, Caerus will acquire one hundred percent (100%) of the membership interests of the reorganized Teton with Teton’s assets re-vesting in the reorganized Teton free and clear of all liens, claims and encumbrances that are not enumerated in Teton’s Plan of Reorganization.  The consideration will be comprised of (i) $20,050,000 in cash (subject to post-closing working capital adjustments), and (ii) a contractual participation right to 50% of the profits (net of the payment of Caerus’ expenses) relating to certain assets of Teton, which assets will be transferred into one or more special purpose entities to be wholly owned by Caerus.  The proceeds of the sale to Caerus will be distributed in accordance with Teton’s Plan of Reorganization, which was filed with the Bankruptcy Court.  Caerus has the option of converting the transaction to an asset purchase arrangement with no change in effect to the creditors or interest holders.

Pursuant to the terms of the Rise Plan Sponsorship Agreement, because the purchase and sale of Teton’s assets will not be consummated with Rise, Rise is entitled to a break-up fee of $750,000 and the reimbursement of Rise’s actual out-of-pocket and reasonable third-party costs and expenses in an amount not to exceed $200,000.

Consummation of the transaction with Caerus is subject to approval and confirmation by the Bankruptcy Court.  The confirmation hearing has been scheduled for January 8, 2010.

The foregoing summary of the Caerus Plan Sponsorship Agreement is qualified in its entirety by reference to the definitive transaction document(s), a copy of which will be filed with the Securities and Exchange Commission when it becomes available.

Item 7.01                      Regulation FD Disclosure

Additional information about Teton’s reorganization, including access to Bankruptcy Court documents and other general information about the Chapter 11 cases, is available at http://tetonenergyreorganization.com/.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 21, 2009

TETON ENERGY CORPORATION
By:	/s/ Jonathan Bloomfield
Jonathan Bloomfield
Executive Vice President and Chief Financial Officer